Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact:	Media Contact:
Jim Dwyer	Courtney Boone
412-992-5450	412-527-9792
James.Dwyer@alcoa.com	Courtney.Boone@Alcoa.com

Alcoa Completes Acquisition of Alumina Limited

Transaction Strengthens Alcoa’s Leadership in Global Market

New “AAI” CDIs Listed on ASX

PITTSBURGH, August 1, 2024 – Alcoa Corporation (NYSE: AA; ASX: AAI) (“Alcoa” or the “Company”) today announced the successful completion of its acquisition of Alumina Limited (“Alumina”). This strategic move positions Alcoa to further strengthen its market leadership as a pure play, upstream aluminum company.

“Alcoa is proud to announce the completion of our first major acquisition. The acquisition of Alumina Limited strengthens Alcoa's position as one of the world’s largest bauxite and alumina producers and is expected to result in long-term value creation from greater financial and operational flexibility,” said William F. Oplinger, Alcoa’s President and CEO. “I want to thank both the Alcoa and Alumina Limited teams, and our advisors, for full cooperation and diligence in closing this transformational transaction on a very tight schedule.”

With Alcoa’s acquisition of Alumina, the Alcoa World Alumina and Chemicals (AWAC) joint venture is now fully owned and controlled by Alcoa. Alcoa previously held a 60 percent ownership interest in AWAC. AWAC consists of a number of affiliated entities that own, operate or have an interest in bauxite mines and alumina refineries in Australia, Brazil, Spain, Saudi Arabia and Guinea. AWAC also has a 55 percent interest in an aluminum smelter in Victoria, Australia.

Alcoa completed the acquisition of all ordinary shares of Alumina, through a wholly owned subsidiary, AAC Investments Australia 2 Pty Ltd. Under the all-scrip, or all-stock, transaction, Alumina shareholders received consideration of 0.02854 Alcoa shares for each Alumina share. Based on Alcoa’s closing share price as of July 26, 2024, the consideration implies an equity value of approximately $2.8 billion for Alumina.

Alumina shareholders’ interests in Alcoa shares are generally in the form of Clearing House Electronic Sub-register System (“CHESS”) Depositary Interests (“CDIs”) that represent a unit of beneficial ownership in a share of Alcoa common stock, which allows Alumina shareholders to trade Alcoa common stock via CDIs on the Australian Stock Exchange (“ASX”). Alcoa has established a secondary listing on the ASX with the ticker of “AAI.” The CDIs will begin trading on the ASX on a normal basis on August 2, 2024.

Key Benefits of the Acquisition

Market Leadership: The combined entity solidifies Alcoa's position as a leading global supplier of alumina, enhancing its competitive edge in key markets. The acquisition increases Alcoa’s economic exposure to its core, tier-1 bauxite and alumina business, and provides Alumina shareholders with exposure to Alcoa’s global aluminum business.

Operational Efficiency: By integrating Alumina's interests, Alcoa anticipates achieving synergies through simplified corporate governance, resulting in greater operational flexibility and strategic optionality.

Commitment to Western Australia: Alcoa operations in Western Australia are a key component of the Company’s portfolio, and this acquisition deepens that commitment.

###

About Alcoa Corporation

Alcoa (NYSE: AA; ASX: AAI) is a global industry leader in bauxite, alumina and aluminum products with a vision to reinvent the aluminum industry for a sustainable future. With a values-based approach that encompasses integrity, operating excellence, care for people and courageous leadership, our purpose is to Turn Raw Potential into Real Progress. Since developing the process that made aluminum an affordable and vital part of modern life, our talented Alcoans have developed breakthrough innovations and best practices that have led to greater efficiency, safety, sustainability and stronger communities wherever we operate.

Cautionary Statement on Forward-Looking Statements

This news release contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances.

Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa Corporation believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (1) the impact of global economic conditions on the aluminum industry and aluminum end-use markets; (2) volatility and declines in aluminum and alumina demand and pricing, including global, regional, and product-specific prices, or significant changes in production costs which are linked to London Metal Exchange (LME) or other commodities; (3) the disruption of market-driven balancing of global aluminum supply and demand by non-market forces; (4) competitive and complex conditions in global markets; (5) our ability to obtain, maintain, or renew permits or approvals necessary for our mining operations; (6) rising energy costs and interruptions or uncertainty in energy supplies; (7) unfavorable changes in the cost, quality, or availability of raw materials or other key inputs, or by disruptions in the supply chain; (8) our ability to execute on our strategy to be a lower cost, competitive, and integrated aluminum production business and to realize the anticipated benefits from announced plans, programs, initiatives relating to our portfolio, capital investments, and developing technologies; (9) our ability to integrate and achieve intended results from joint ventures, other strategic alliances, and strategic business transactions; (10) economic, political, and social conditions, including the impact of trade policies and adverse industry publicity; (11) fluctuations in foreign currency exchange rates and interest rates, inflation and other economic factors in the countries in which we operate; (12) changes in tax laws or exposure to additional tax liabilities; (13) global competition within and beyond the aluminum industry; (14) our ability to obtain or maintain adequate insurance coverage; (15) disruptions in the global economy caused by ongoing regional conflicts; (16) legal proceedings, investigations, or changes in foreign and/or U.S. federal, state, or local laws, regulations, or policies; (17) climate change, climate change legislation or regulations, and efforts to reduce emissions and build operational resilience to extreme weather conditions; (18) our ability to achieve our strategies or expectations relating to environmental, social, and governance considerations; (19) claims, costs, and liabilities related to health, safety and environmental laws, regulations, and other requirements in the jurisdictions in which we operate; (20) liabilities resulting from impoundment structures, which could impact the environment or cause exposure to hazardous substances or other damage; (21) our ability to fund capital expenditures; (22) deterioration in our credit profile or increases in interest rates; (23) restrictions on our current and future operations due to our indebtedness; (24) our ability to continue to return capital to our stockholders through the payment of cash dividends and/or the repurchase of our common stock; (25) cyber attacks, security breaches, system failures, software or application vulnerabilities, or other cyber incidents; (26) labor market conditions, union disputes and other employee relations issues; (27) a decline in the liability discount rate or lower-than-expected investment returns on pension assets; and (28) the other risk factors discussed in Alcoa’s Annual

Report on Form 10-K for the fiscal year ended December 31, 2023 and other reports filed by Alcoa with the SEC, including those described in this report. Alcoa cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market. Neither Alcoa nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements and none of the information contained herein should be regarded as a representation that the forward-looking statements contained herein will be achieved.